Advances from Federal Home Loan Bank - Scheduled Maturities of FHLB Advances (Detail) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Federal Home Loan Bank, Advances [Line Items]
2018, Fixed rate	$ 6,000
2019, Fixed rate	7,000
2020, Fixed rate	10,000
Total, Fixed rate	$ 23,000
2018, Average cost	1.18%
2019, Average cost	1.55%
2020, Average cost	1.83%
Weighted Average [Member]
Federal Home Loan Bank, Advances [Line Items]
Average cost	1.57%	1.04%